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                                     OAKLEY, INC.

                           FIRST AMENDMENT TO STANDING LOAN
                                      AGREEMENT


          This FIRST AMENDMENT TO STANDING LOAN AGREEMENT (this "Amendment") is dated as of January 12, 1998 and entered into by and among OAKLEY, INC., a Washington corporation ("Company"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank"), and is made with reference to that certain Standing Loan Agreement dated as of August 7, 1997 (the "Loan Agreement") between Company and Bank. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                      RECITALS

          A. Company and Bank desire to amend the Loan Agreement as provided herein.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          SECTION 1.  MODIFICATIONS.

          Section 1.1 AMENDMENT OF SECTION 2.13(a). Section 2.13 (a) of the Loan Agreement is hereby amended by inserting the following at the end of such Section:

          ";provided that Company and its subsidiaries may engage in business of the type described in those certain resolutions of Company's board of directors dated June 19, 1997, copies of which have previously been distributed to the Bank;"

          SECTION 2.  EFFECTIVENESS

          Section 1 of this Amendment shall become effective as of September 30, 1997; provided that Company shall deliver to Bank a copy of this Amendment executed by Company.

          SECTION 3.  MISCELLANEOUS

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          B.   REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT AND THE OTHER
LOAN DOCUMENTS.

               (ii) On and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

              (iii) Except as specifically amended or waived by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (iv) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Bank under, the Loan Agreement or any of the other Loan Documents.

          B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers hereunto duly authorized as of the date first written above.

                                  OAKLEY, INC., as the Borrower


                                  By:
                                     ---------------------------
                                  Title:
                                        ------------------------

                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as Bank


                                  By:
                                     ---------------------------
                                  Title:
                                        ------------------------


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